                                                                  Exhibit 9(i)

                               Form of Schedule A
       to the Amended and Restated Management and Administration Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (Formerly, The Winsbury Company Limited Partnership)
                               dated May 12, 1995

NAME OF FUND                                                           COMPENSATION*
------------                                                           -------------
American Performance Cash Management Fund           Annual rate of twenty one-hundredths of one percent (.20%)
                                                    of American Performance Cash Management Fund's average daily net assets.


American Performance U.S. Treasury Fund             Annual rate of twenty one-hundredths of one percent (.20%) of
                                                    American Performance U.S. Treasury Fund's average daily net assets.

American Performance Bond Fund                      Annual rate of twenty one-hundredths of one percent (.20%)
                                                    of American Performance Bond Fund's average daily net assets.

American Performance Intermediate Bond Fund         Annual rate of twenty one-hundredths of one percent (.20%)
                                                    of American Performance Intermediate Bond Fund's average
                                                    daily net assets.

American Performance Intermediate Tax-Free          Annual rate of twenty one-hundredths of one percent (.20%)
  Bond Fund                                         of American Performance Intermediate Tax-Free Bond Fund's
                                                    average daily net assets.

       to the Amended and Restated Management and Administration Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (Formerly, The Winsbury Company Limited Partnership)
                               dated May 12, 1995

NAME OF FUND                                                           COMPENSATION*
------------                                                           -------------
American Performance Equity Fund                    Annual rate of twenty one-hundredths of one percent (.20%)
                                                    of American Performance Equity Fund's average daily net assets.

American Performance Aggressive Growth Fund         Annual rate of twenty one- hundredths of one percent (.20%) of
                                                    American Performance Aggressive Growth Fund's average daily net assets.

American Performance Short-Term Income Fund         Annual rate of twenty one-hundredths of one percent (.20%) of
                                                    American Performance Short-Term Income Fund's average daily net assets.

American Performance Balanced Fund                  Annual rate of twenty one-hundredths of one percent (.20%) of
                                                    American Performance Balanced Fund's average daily net assets.


                                     to the
          Amended and Restated Management and Administration Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (Formerly, The Winsbury Company Limited Partnership)
                               dated May 12, 1995

NAME OF FUND                                                           COMPENSATION*
------------                                                           -------------
American Performance Growth Equity Fund             Annual rate of twenty one-hundredths of one percent (.20%) of
                                                    American Performance Growth Equity Fund's average daily net assets.

American Performance Small Cap Equity Fund          Annual rate of twenty one- hundredths of one percent (.20%) of
                                                    American Performance Small Cap Equity Fund's average daily net assets.


                                       American Performance Funds


                                       By:
                                           ---------------------------------
                                       Title:
                                             -------------------------------
                                       Date:                           , 1999
                                           ---------------------------


                                       BISYS Fund Services Limited Partnership

                                       By:  BISYS Fund Services, Inc.
                                              General Partner

                                       By:
                                           ---------------------------------
                                       Title:
                                             -------------------------------
                                       Date:                           , 1999
                                           ---------------------------


-----------
* All fees are computed daily and paid periodically.




                                       -3-